Exhibit 16

                                POWER OF ATTORNEY

      The undersigned, Robert C. Doll, Jr., Donald C. Burke, Donald W. Burton, John Francis O'Brien, David H. Walsh and Fred G. Weiss, the Directors/Trustees and/or the Officers of each of the registered investment companies listed in Appendix A hereto, or of the master trust in which such registered investment company invests, hereby authorize Robert C. Doll, Jr., Howard Surloff, Denis R. Molleur, Donald C. Burke, and Alice A. Pellegrino or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated the Registration Statement on Form N-1A, filed for such registered investment company or any amendment thereto (including post-effective amendments) for or on behalf of each registered investment company listed in Appendix A and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

Dated: February 16, 2007

         /s/ Robert C. Doll, Jr.                     /s/ Donald C. Burke
     ------------------------------         -----------------------------------
           Robert C. Doll, Jr.                         Donald C. Burke
     (President/Principal Executive         (Vice President/Treasurer/Principal
        Officer/Director/Trustee)             Financial and Accounting Officer)



          /s/ Donald W. Burton                        /s/ Fred G. Weiss
     ------------------------------         -----------------------------------
            Donald W. Burton                            Fred G. Weiss
           (Director/Trustee)                        (Director/Trustee)



        /s/ John Francis O'Brien                     /s/ David H. Walsh
     ------------------------------         -----------------------------------
          John Francis O'Brien                         David H. Walsh
           (Director/Trustee)                        (Director/Trustee)

                                                                      APPENDIX A

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                  Fund Name                      Securities Act of 1933     Investment Company Act
                                                        File No.               of 1940 File No.
--------------------------------------------------------------------------------------------------
BlackRock Basic Value Fund II, Inc.                    333-38060                   811-09957
--------------------------------------------------------------------------------------------------
BlackRock Basic Value Fund, Inc.                        2-58521                    811-02739
--------------------------------------------------------------------------------------------------
Master Basic Value Trust                                  N/A                      811-10179
--------------------------------------------------------------------------------------------------
BlackRock Value Opportunities Fund, Inc.                2-60836                    811-02809
--------------------------------------------------------------------------------------------------
Master Value Opportunities Trust                          N/A                      811-10095
--------------------------------------------------------------------------------------------------
BlackRock Balanced Capital Fund, Inc.                   2-49007                    811-02405
--------------------------------------------------------------------------------------------------
BlackRock Global Growth Fund, Inc.                     333-32899                   811-8327
--------------------------------------------------------------------------------------------------
BlackRock Natural Resources Trust                       2-97095                    811-4282
--------------------------------------------------------------------------------------------------
Merrill Lynch Ready Assets Trust                        2-52711                    811-2556
--------------------------------------------------------------------------------------------------
Merrill Lynch U.S.A. Government Reserves                2-78702                    811-3534
--------------------------------------------------------------------------------------------------
Merrill Lynch U.S. Treasury Money Fund                  33-37537                   811-6211
--------------------------------------------------------------------------------------------------
BlackRock Series Fund, Inc.                             2-69062                    811-03091
--------------------------------------------------------------------------------------------------
Quantitative Master Series Trust                          N/A                      811-07865
--------------------------------------------------------------------------------------------------
BlackRock Index Funds, Inc.                            333-15265                   811-7899
--------------------------------------------------------------------------------------------------